UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2013

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 542-8600

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2013, Applied Micro Circuits Corporation (the “Company”) granted to Dr. Paramesh Gopi, the Company’s chief executive officer, a Stock Award under the Company’s 2011 Equity Incentive Plan (as amended to date, the “Plan”). The Stock Award covers the right to receive up to 500,000 shares of Common Stock granted under the Plan, broken down as follows:

•	200,000 shares, which were fully vested on the date of grant.

•	200,000 performance-based Restricted Stock Units (“RSUs”), half (100,000 RSUs) of which will vest upon completion of a specified Performance Goal relating to the commercialization of the Company’s X-Gene™ product line (the “X-Gene Milestone”), and half (100,000 RSUs) of which will commence vesting in equal quarterly installments over six quarters following completion of the X-Gene Milestone.

•	100,000 performance-based RSUs, half (50,000 RSUs) of which will vest upon completion of a specified Performance Goal relating to the commercialization of the Company’s X-Weave™ product line (the “X-Weave Milestone”), and half (50,000 RSUs) of which will commence vesting in equal quarterly installments over six quarters following completion of the X-Weave Milestone.

The Stock Award to Dr. Gopi was approved by the Board of Directors in consideration for extraordinary past and future services actually and to be rendered to the Company. The RSUs described above will expire unvested if the respective Performance Goals are not completed by a specified deadline. The Stock Award is subject to additional terms and conditions contained in the Plan, a copy of which is attached as Exhibit 10.76 to the Current Report on Form 8-K filed on October 29, 2013 and is incorporated herein by reference, and in the form of Restricted Stock Unit Award Grant Notice and Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the RSUs described above are subject to certain vesting acceleration provisions contained in the Company’s Executive Severance Benefit Plan, a copy of which is attached as Exhibit 10.67 to the Current Report on Form 8-K filed on September 25, 2013 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Form of Restricted Stock Unit Award Grant Notice and Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: November 21, 2013	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President and General Counsel

INDEX TO EXHIBITS

10.1	Form of Restricted Stock Unit Award Grant Notice and Agreement